SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (date of earliest event reported) February 22, 2000

                        TOUPS TECHNOLOGY LICENISNG, INC.
             (Exact name of registrant as specified in its charter)

         Florida                    000-23897                   59-3462501
State or other jurisdiction        Commission                 (IRS Employer
of incorporation)                  File Number)            Identification No.)

             7887 Bryan Diary Road, Suite 105, Largo, Florida 33777
                    (address of principal executive offices)

Registrant's telephone number, including area code:  (813)-548-0918



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ITEM 1            Not applicable

ITEM 2            Not applicable

Item 3            Not applicable.

Item 4 On February 24, 2000, the Company engaged Aidman, Piser & Company, P. A., Certified Public Accountants as its Independent Auditor of Record.

Item 5            Not applicable

Item 6            Not applicable.

Item 7            Not applicable.

Item 8            Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Toups Technology Licensing, Inc.
                                  (Registrant)



Date:February 24, 2000        Leon H. Toups, President
                              ------------------------
                                   (Signature)